UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 25, 2016
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2016, OUTFRONT Media Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2015.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 2.02. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2016, the Company’s board of directors adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), to (i) change the advance notice deadline for director nominations and stockholder proposals for the annual meeting from between 90 and 120 days prior to the anniversary of the prior year’s annual meeting to between 120 and 150 days prior to the first anniversary of the date of the preceding year’s proxy statement, in order to align the advance notice deadline with the deadline for submitting stockholder proposals under Rule 14a-8 of the Exchange Act; (ii) require that stockholders submitting proposals under the advance notice provisions of the Bylaws be a stockholder of record as of the record date of the annual meeting in addition to being a stockholder of record at the time of providing notice, and, unless the chairman of the annual meeting determines otherwise, appear in person at the annual meeting to present the proposal; (iii) remove a provision regarding filling vacancies on the Company’s board of directors that is no longer relevant since the Company has at least three independent directors; (iv) add procedures in the event of an emergency, including notice to directors and quorum for meetings of the Company’s board of directors; (v) remove references to “CBS Corporation”; and (vi) clarify that any committee of the Company’s board of directors may delegate some or all of its powers to one or more subcommittees. In addition, the Bylaws include various clarifying, conforming and ministerial changes. The Bylaws became effective upon adoption by the Company’s board of directors on February 25, 2016.

This summary is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01	Other Events.

On February 25, 2016, the Company announced that its board of directors has approved a quarterly cash dividend of $0.34 per share on the Company’s common stock, par value $0.01 per share. The dividend is payable on March 31, 2016, to stockholders of record at the close of business on March 10, 2016.

A copy of the press release announcing the quarterly cash dividend is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished, as applicable, herewith:

Exhibit Number	Description

3.1	Amended and Restated Bylaws of OUTFRONT Media Inc.

99.1	Press Release dated February 25, 2016.

99.2	Press Release dated February 25, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: February 25, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of OUTFRONT Media Inc.

99.1	Press Release dated February 25, 2016.

99.2	Press Release dated February 25, 2016.